UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) August 14, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-OA5 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-08 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite, 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 31, 2007, ACE Securities Corp., (the “Company”) entered into a pooling and servicing agreement dated as of July 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA5, Mortgage Pass-Through Certificates, Series 2007-OA5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of July 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of July 31, 2007, among DB Structured Products, Inc., as assignor, ACE Securities Corp., as assignee, GMAC Mortgage, LLC, as servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc. and GMAC Mortgage, LLC.*

99.4

Certificate Swap Confirmation and Credit Support Annex, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

99.5

Class A-1A Swap Confirmation and Credit Support Annex, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

99.6

ISDA Master Agreement and Schedule to the Master Agreement, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

    Title: Vice President

Dated: August 14, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of July 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of July 31, 2007, among DB Structured Products, Inc., as assignor, ACE Securities Corp., as assignee, GMAC Mortgage, LLC, as servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc. and GMAC Mortgage, LLC.*

99.4

Certificate Swap Confirmation and Credit Support Annex, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

99.5

Class A-1A Swap Confirmation and Credit Support Annex, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

99.6

ISDA Master Agreement and Schedule to the Master Agreement, each dated as of July 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.